Exhibit 10.4

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND IS OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

April 23, 2024

EQT Production Company
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Tomcat North and Sarah North Well Pads

Dear Mr. Bolen:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021, that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021, that Fourth Amendment to Gas Gathering and Compression Agreement dated January 23, 2023 and that Fifth Amendment to Gas Gathering and Compression Agreement dated October 4, 2023 between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, the Well Pad of Producer anticipated to be located in Greene County, PA within the Throckmorton System AMI as depicted on Exhibit A attached hereto and known as the Tomcat North Well Pad (“Tomcat Well Pad”) has an Anticipated Production Date of [***];
WHEREAS, the Well Pad of Producer anticipated to be located in Washington County, PA within the Mapplegate System AMI as depicted on Exhibit B attached hereto and known as the Sarah North Well Pad (“Sarah Well Pad”) has an Anticipated Production Date of [***];

Exhibit 10.4
WHEREAS, the Connection Notice Information for the Additional Receipt Points at the Tomcat Well Pad and Sarah Well Pad contemplates that such Additional Receipt Points meet the Additional Connection Criteria and, pursuant and subject to the terms of the Gathering Agreement, Gatherer is obligated to connect such Additional Receipt Points to the Gathering System;
WHEREAS, Producer is willing to construct and install a 16 inch diameter gathering pipeline segment of approximately 433 feet in length extending across the Tomcat Well Pad as depicted on Exhibit A attached hereto (the “Tomcat Line”), subject to the terms and conditions hereof; and
WHEREAS, Producer is willing to construct and install a 12 inch diameter gathering pipeline segment of approximately 550 feet in length extending across the Sarah Well Pad as depicted on Exhibit B attached hereto (the “Sarah Line”), subject to the terms and conditions hereof.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Tomcat Line and Sarah Line; Installation Work; Materials.
(a)Subject to the terms and conditions of this Letter Agreement, Producer covenants and agrees to perform, or cause to be performed, the design, construction, installation, inspection and testing of the Tomcat Line (“Tomcat Line Installation Work”) and Sarah Line (“Sarah Line Installation Work” and, together with the Tomcat Line Installation Work, the “Installation Work”) in accordance with Gatherer’s standards, specifications and documentation requirements, in each case as set forth on Exhibit C attached hereto and incorporated herein (“Work Standards”), provided, that in any event the performance standard set forth in Section 3.1 of the Gathering Agreement shall apply to Producer’s performance of the Installation Work, mutatis mutandis. Producer agrees to use commercially reasonable efforts to complete the Tomcat Line Installation Work on or before [***] and the Sarah Line Installation Work on or before [***].
(b)Gatherer covenants and agrees to provide Producer with the pipeline materials and all other required materials needed to perform the Installation Work (“Materials”); provided, that Producer shall be responsible for (i) arranging for the transportation of the Materials (with reasonable cooperation from Gatherer) from various locations, including the Durabond warehouse facility in Duquesne, Pennsylvania and the Equitrans warehouse facility in Waynesburg, Pennsylvania, to the location of the Tomcat Line and Sarah Line, and (ii) paying the costs and expenses for such transportation (“Transportation Costs”), subject to the terms hereof; provided, further, that title to all

Exhibit 10.4
Materials shall remain with Gatherer at all times, it being the intent of this Letter Agreement that Gatherer own the Tomcat Line and Sarah Line, and all personal property constituting the Tomcat Line and Sarah Line, in all respects.
(c)Following Gatherer’s receipt of notice of the completion of the Tomcat Line Installation Work and the Sarah Line Installation Work, respectively, Gatherer shall promptly thereafter, with reasonable prior written notice to Producer and during normal business hours, inspect the Installation Work and the Tomcat Line and Sarah Line, as applicable, for the purpose of confirming that the same satisfies the Work Standards and otherwise satisfies the performance standard set forth in Section 3.1 of the Gathering Agreement; provided that Producer shall have the right to have a representative present during such inspection and Gatherer will comply with Producer’s HSE policies and requirements regarding access provided in writing in advance. Reasonably promptly following Gatherer’s inspection of the Installation Work and the Tomcat Line and Sarah Line, as applicable, Gatherer shall deliver notice in writing to Producer either (i) approving the Installation Work and the Tomcat Line and Sarah Line, as applicable, or (ii) identifying in reasonable detail any failures of the Installation Work and the Tomcat Line and Sarah Line, as applicable, to comply with the Work Standards.
(d)From and after the completion of the Installation Work and the written approval by Gatherer of the Installation Work, (i) Gatherer shall be responsible for connection of the Tomcat Line and Sarah Line, as applicable, to the Gathering System, and (ii) the Tomcat Line and Sarah Line, as applicable, shall be deemed part of the Gathering System for all purposes under the Gathering Agreement, and Gatherer shall have all rights and responsibilities with respect thereto as are applicable to the Gathering System under the Gathering Agreement (including the indemnification provisions set forth in Article 15 of the Gathering Agreement); provided, however, Gatherer’s approval of the Installation Work and the Tomcat Line and Sarah Line, as applicable, shall not limit or diminish Producer’s liability for failure to perform, or cause to be performed, the Installation Work in accordance with Section 1(a) hereof, to the extent that such failure was not identified, and could not reasonably be expected to be identified, by Gatherer when inspecting the same in accordance with Section 1(c) hereof. Except to the extent expressly set forth herein, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any Wells on the Tomcat Well Pad and Sarah Well Pad or otherwise to the Gathering System under Section 3.3 of the Gathering Agreement and the other terms and conditions thereof.
2.Real Property Rights; Receipt Point Facilities; Incremental Assignment.
(a)After the completion of the Installation Work and the written approval by Gatherer of the Installation Work in accordance with the terms hereof, Producer agrees to grant, transfer and convey to Gatherer and/or cause each Affiliate to grant, transfer and convey to Gatherer, without warranty of title, either express or

Exhibit 10.4
implied, to the extent that it may contractually and lawfully do so without the incurrence of out-of-pocket expense that Gatherer does not agree to reimburse, an easement and right of way in a recordable form mutually agreed by the Parties upon such portions of the lands lands covered by the Dedicated Interests as are necessary for the purpose of using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting, and removing all or any portion of the Tomcat Line and Sarah Line, as applicable, and other equipment or facilities necessary for Gatherer’s performance under the Gathering Agreement. Producer’s grant hereunder and Gatherer’s rights with respect to such grant shall be subject to the terms of Section 3.11 of the Gathering Agreement in all respects.
(b)Producer represents that it shall provide to Gatherer all of its records, files and other data to the extent necessary or convenient to the ownership and operation of the Tomcat Line and Sarah Line (excepting all those records subject to confidentiality restrictions, privileged information, and any proprietary information).
(c)To the extent available without interfering with Producer’s facilities or operations, which shall be determined in the reasonable discretion of Producer, Producer agrees to provide sufficient space for locating Receipt Point facilities on the Tomcat Well Pad and Sarah Well Pad.
(d)To the extent that the Tomcat Line and Sarah Line comprise any personal property other than the Materials, on or before the completion of the Tomcat Line Installation Work or Sarah Line Installation Work, as applicable, Producer shall convey all of its right, title and interest in and to such personal property pursuant to an Assignment in substantially the form of Exhibit D.
3.    Reimbursement; Costs.
(a)Gatherer shall reimburse Producer for all (i) Costs incurred or committed to by Producer and/or its Affiliates in connection with the Tomcat Line Installation Work, not to exceed $[***] (“Tomcat Cap”), and (ii) Costs incurred or committed to by Producer and/or its Affiliates in connection with the Sarah Line Installation Work, not to exceed $[***] (“Sarah Cap”); provided that the Producer delivers an Additional Confirmation Notice which confirms the Additional Connection Notice for the Tomcat Well Pad and Sarah Well Pad, respectively, in accordance with Section 3.3(a)(iii) of the Gathering Agreement. The Gatherer shall have no obligation to reimburse Producer for Costs attributable to the Tomcat Well Pad or Sarah Well Pad, respectively in the event that the Producer cancels the applicable Additional Connection Notice. In the event that the Producer cancels the Tomcat Well Pad or Sarah Well Pad, respectively, Producer shall be obligated to reimburse Gatherer for all actual third party documented costs and expenses of any kind incurred by Gatherer and/or its Affiliates related to the Tomcat Line or Sarah Line, as applicable, including without limitation costs and expenses for Materials.

Exhibit 10.4
(b)“Costs” means all actual third party documented costs and expenses of any kind incurred by Producer and/or its Affiliates in connection with the Installation Work, including Transportation Costs. As soon as practical after the completion of the Tomcat Line Installation Work and Sarah Line Installation Work, as applicable, Producer shall deliver to Gatherer a statement showing in reasonable detail the Costs attributable thereto. Gatherer agrees to pay, or cause to be paid, the Costs, not to exceed the Tomcat Cap and Sarah Cap, as applicable, within [***] ([***]) days of the date of the Tomcat Additional Confirmation Date and Sarah Additional Confirmation Date, respectively, subject to Section 3(a) hereof.
4.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
5.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John M. Quinn
Name:    John M. Quinn
Title:     VP Business Development & Commercial Services

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ Jeremy Knop
Name:     Jeremy Knop
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name:     Keith Shoemaker
Title:     Senior Vice President, Commercial
Letter Agreement re: Tomcat North Well Pad and Sarah North Well Pad
Signature Page

Letter Agreement re: Tomcat North Well Pad and Sarah North Well Pad
Signature Page

EXHIBIT A

Tomcat Well Pad and Tomcat Line
[***]

EXHIBIT B

Sarah Well Pad and Sarah Line
[***]

EXHIBIT C

Gatherer’s Standards for Material Acquisition, Construction and Testing

[***]

EXHIBIT D

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT AND BILL OF SALE

This ASSIGNMENT AND BILL OF SALE (this “Assignment”) is dated effective as of [●], 2024 (the “Effective Time”), by and between [EQT Entity], a [●], whose address is 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222, hereinafter referred to as “Assignor”; and [ETRN Entity], a [●], whose address is 2200 Energy Drive, Canonsburg, PA 15317, hereinafter referred to as “Assignee”. Assignor and Assignee are sometimes also referred to singularly as a “Party” and are sometimes collectively referred to as the “Parties”.
RECITALS

WHEREAS, Assignor and certain of its affiliates and Assignee entered into that certain Letter Agreement re: Tomcat North Well Pad and Sarah North Well Pad, dated [●], 2024 (“Letter Agreement”), pursuant to which Assignor has agreed, subject to the terms of the Letter Agreement to construct and install a ____ inch diameter gathering pipeline segment of approximately ___ feet in length extending across the _________ Well Pad as depicted on Exhibit B attached hereto (the “____ Line”);

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to receive from Assignor, all of Assignor’s interest in the Assets described below in accordance with this Assignment.

NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

ARTICLE I
ASSIGNMENT

1.1    Assignment. For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, AND DELIVER unto Assignee, all of Assignor’s right, title, and interest in and to the personal property constituting the __________ Line, including such personal property set forth on Exhibit A (the “Assets”).

TO HAVE AND TO HOLD the Assets unto Assignee, and its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE II
DISCLAIMERS

2.1    Disclaimers. NEITHER ASSIGNOR NOR ANY OF ITS AFFILIATES NOR ANY OF ITS OR THEIR REPRESENTATIVES IS MAKING ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER, ORAL OR WRITTEN, STATUTORY, EXPRESS OR IMPLIED, RELATING TO THE ASSETS, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTY RELATING TO THE TITLE, MAINTENANCE, REPAIR, CONDITION, DESIGN, PERFORMANCE, VALUE, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE OF THE ASSETS, AND ASSIGNOR HEREBY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES.

2.2     Letter Agreement. This Assignment is made specifically subject to the terms and conditions of the Letter Agreement, which is incorporated herein by reference as though set forth in full herein, and should there be any conflict between the terms and provisions of this Assignment and the Letter Agreement, the terms and provisions of the Letter Agreement shall prevail. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Letter Agreement. Except for the Letter Agreement, this Assignment instrument represents the entire agreement between the parties with respect to its subject matter and replaces and supersedes all previous or contemporaneous agreements between them, whether oral, written or formed by a course of dealing. No amendment to this Assignment will be effective unless it is in writing and executed by each party’s duly authorized representative.

2.3    Description. It is the express intent of the parties that all of Assignor’s right, title, and interest in and to the Assets be assigned to Assignee hereunder whether such interests are properly described or not, unless expressly reserved herein.

ARTICLE III MISCELLANEOUS

3.1    Governing Law. This Assignment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Assignment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Assignment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

3.2    Cooperation. In addition to this Assignment, each Party shall execute, acknowledge, and deliver to the other Party, in a timely manner and without further consideration, any documents or instruments that such Party may reasonably require, including further assignments or conveyances required by any governmental authorities, deeds, and consents to further evidence the assignment and conveyance of the Assets as contemplated by this Assignment.

3.3    Binding Effect. The terms, covenants and conditions of this Assignment bind and inure to the benefit of the Parties hereto and their respective successors and assigns.

3.4    Counterparts. This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, this Assignment has been executed by Assignor as of the Effective Time.
    ASSIGNOR:

[EQT Entity]

By:
Name:
Title:

ACKNOWLEDGMENTS

COMMONWEALTH OF ______________________,
COUNTY OF ____________________, TO-WIT:

        The undersigned, a notary public of said county, hereby certifies that ________________________, the ________________________ of ________________________, a ________________________, who signed the foregoing Assignment, has this day in my said county, before me, acknowledged that he/she executed the same for the purposes therein contained as the ________________________ of said corporation.

Given under my hand this ___ day of ____________, 202__.

My commission expires: __________________________________________

______________________________________
        Notary Public

(NOTARIAL SEAL)

[Signature and Acknowledgment Page to Assignment and Bill of Sale]

IN WITNESS WHEREOF, this Assignment has been executed by Assignee as of the Effective Time.

ASSIGNEE:
[ETRN Entity]

By:
Name:
Title:

ACKNOWLEDGMENTS

COMMONWEALTH OF ______________________,
COUNTY OF ____________________, TO-WIT:

        The undersigned, a notary public of said county, hereby certifies that ________________________, the ________________________ of ________________________, a ________________________, who signed the foregoing Assignment, has this day in my said county, before me, acknowledged that he/she executed the same for the purposes therein contained as the ________________________ of said partnership.

Given under my hand this ___ day of ____________, 202__.

My commission expires: __________________________________________

______________________________________
    Notary Public

(NOTARIAL SEAL)

[Signature and Acknowledgment Page to Assignment and Bill of Sale]

EXHIBIT A

Assets

EXHIBIT B

[To be attached]